EXHIBIT 10.5 - REGISTRATION RIGHTS AGREEMENT



PROMISSORY NOTE


This promissory note is entered into on January 8th, 2002 between Technology Connections, Inc. 13777 Ballantyne Corporate Place Charlotte, NC 28277 and Michael Eugene Durbin and Paulina I. Durbin at 1203 Winding Path Road Clover, SC 29710.

Terms:

Technology Connections, Inc. agrees to issue 120,000 Shares of company common stock (with registration rights to the first SB-2 registration) to Michael Eugene Durbin in exchange for $30,000 US Dollars. The issuance of 120,000 shares will be effective immediately upon signing this agreement.

Use of Proceeds:

Technology Connections, Inc. agrees to use the total proceeds of $30,000 for consulting fees to begin and complete its SB-2 registration to become a publicly traded company on the OTC Bulletin Board Exchange.




/s/ Kevin G. Kyzer
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Technology Connections, Inc.



/s/ Michael E. Durbin
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Michael Eugene Durbin



/s/ Paulina Durbin
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Paulina I. Durbin